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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 7, 1999

                          IATROS HEALTH NETWORK, INC.
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              (Exact name of Company as specified in its charter)

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

              Delaware                              0-20345                             23-2596710
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
  (State or other jurisdiction of                (Commission                           (IRS Employer
          incorporation)                         File Number)                       Identification No.)

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


          11910 Greenville Avenue, Suite 300, Dallas, TX                                75243
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           (Address of principal executive offices)                                  (Zip Code)


        Company's telephone number, including area code: (888) 900-1133
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ITEM 4.           CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

         On January 11, 1999, the Board of Directors of Iatros Health Network, Inc. (the "Company") approved the engagement of Weaver and Tidwell L.L.P. ("Weaver and Tidwell") as the Company's independent certified public accountants to audit the Company's consolidated financial statements. During the last two fiscal years and each subsequent interim period, the Company has not consulted with Weaver and Tidwell regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of a disagreement or a reportable event.

         Also, on January 7, 1999, the Company terminated its relationship with Asher & Company, Ltd. ("Asher & Company") as the Company's independent certified public accountants. During the two most recent fiscal years or any subsequent interim period, except for the auditors' report dated April 23, 1998 which included a going concern qualification, there have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Asher & Company, and there have been no disagreements between management and Asher & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which if not resolved to the satisfaction of Asher & Company would have caused it to make reference to the subject matter of such disagreement in connection with its report.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

       (c)     EXHIBITS.

               16.1 Letter of Asher and Company dated January 21, 1999 regarding change in certifying accountant.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IATROS HEALTH NETWORK, INC.
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                                                 (Company)


Date:  January 20, 1999                 By:      /s/
                                                 ----------------------------
                                                 Ronald E. Lusk, Chairman






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                                 EXHIBIT INDEX


Exhibit        Description
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16.1           Letter of Asher and Company dated January 21, 1999 regarding change in certifying accountant.